EXHIBIT INDEX Mediscience Technology corp.

99.1    CFO agreement between Registrant and   Frank D. Benick CPA
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This Agreement is made on November 8, 2005 and effective November 15, 2005 between Mediscience Technology Corp. (MTC) 1235 Folkstone way, Cherry Hill NJ, 08034 and Frank D. Benick CPA (FB) 100 Main street Flemington NJ 08822

1. (FB) has extensive experience as a Chief Financial Officer with a specific expertise in all phases of corporate accounting re: public/private companies and
(MTC) seeks to benefit from the (FB) expertise by employing (FB) as CFO exclusively and whereas (FB) wishes to perform traditional CFO services for MTC. Accordingly, MTC and (FB) agree as follows:

1. Services
The employee as Chief Financial Officer shall be directly responsible for all finance and accounting policies and procedures, internal auditing, SEC reporting, regulatory compliance, financial planning, budgets and advisory in any strategic planning, mergers or acquisitions to the Company management, its counsel as to all to all SEC/Sarbanes and GAAP matters. (CV attached and made a part hereof as Exhibit A )

The employee shall be engaged by the MTC as a consultant for advice/oversight and the exchange of ideas only and under the terms of this Agreement, shall not direct or conduct but will participate in fund raising of any kind for or on behalf of the Company. Any such activity which may be conducted shall be carried out together with (MTC) management or designees

2. Compensation and Expenses: As the full and sole consideration for the employees services provided by CFO FB the Company shall pay FB a monthly rate of three thousand dollars per monthly $3,000.00 beginning November 15, 2005 which salary shall increase as of January 1, 2006 to four thousand per month $4,000.00. Compensation shall be paid on the 5th day of the month through Easy Pay Services. Expenses. will be paid upon submission and approval by the CEO Chairman Peter Katevatis or his documented designee.
Additional compensation: MDSC herein grants FB a five (5) year option effective November 15, 2005 to purchase three hundred thousand shares (300,000) shares of MDSC common restricted per SEC rule 144 at one dollar per share ($1.00). Said option to automatically expire by its terms on November 15, 2010 (Benick option document incorporated by reference herein and made a part hereof)

3. Competition: Employee CFO represents to the Company that the employee does not have any agreement to provide similar CFO services to any other party, firm company or project, and will not enter into any such agreement during the term of this Agreement. It


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is understood and agreed that Frank D. Benick shall continue his present position as an accounting partner in the firm of Cust Dori & Benick CPA's of Flemington New Jersey

4. Confidentiality

a. The parties may wish, from time to time, in connection with work contemplated under this Agreement, to disclose confidential information to each other ("Confidential Information"). Each party will use reasonable efforts to prevent the disclosure of any of the other party's Confidential Information to third parties for a period of seven (7) years from receipt thereof. The recipient may
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acquire information that pertains to the discloser's processes, equipment, programs, developments, or plans that is both (i) disclosed or made known by the disclosure to the recipient and (ii) identified in writing as "proprietary" by the disclosure. The recipient agrees not to disclose any Confidential Information to third parties or to use any Confidential Information for any purpose other than performance of the services contemplated by this Agreement, without prior written consent of the Company.

b. Confidential Information subject to paragraph 4(a) does not include information that
      (i) is or later becomes available to the public through no breach of this Agreement by the recipient;
      (ii) is obtained by the recipient from a third party who had the legal right to disclose the information to the recipient;
      (iii) is already in the possession of the recipient on the date this Agreement becomes effective;
      (iv) is independently developed by recipient; or
      (v) is required to be disclosed by law, government regulation, or court order. In addition, Confidential Information subject to paragraph 4(a) does not include information generated by the employee unless the information (i) is generated as a direct result of the performance of employment services under this Agreement.

5. Return of Materials: The Consultant agrees to promptly return, following the termination of this Agreement or upon earlier request by the Company, all drawings, tracings, and written materials in the Consultant's possession and
      (i) supplied by the Company in conjunction with the Consultant's consulting services under this Agreement or
      (ii) generated by the Consultant in the performance of consulting services under this Agreement.

6.  Intellectual Property Not applicable

7.  Term and Termination
      a... This Agreement shall be for a term of two (2) yrs., renewable upon reasonable terms and conditions as may be agreed upon by the Company Board of Directors on recommendation of the CEO and the employee


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      b. Termination of the Agreement under paragraph 8(a) above shall not affect (a) the Company's obligation to pay for services previously performed by the Consultant and acknowledged by MTC

8.  Miscellaneous
      a. This Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, successors, representatives, and assigns of the parties, as the case may be.
      b. This Agreement replaces all previous agreements and the discussions relating to the subject matters hereof and constitutes the entire Agreement between the Company and the employee with respect to the subject matter of this Agreement. This agreement may not be modified in any respect by any verbal statement representation or agreement made by any officer, employee or representative of the company, or any written documents unless it is signed by the CEO of the Company and by the employee.

9. Descriptive Headings and Governing Law
The descriptive headings of the several paragraphs of this agreement are inserted for convenience only and do not constitute a part of this agreement. This agreement contemplated and described performance is intended to be performed in the State of New York and shall be construed and enforced in accordance with, and the rights of the parties it is agreed shall be governed by, the Law of such State, without regard to principles of conflict of laws.
(MTC) and (FB) hereby agree to submit any and all disputes to binding arbitration in Trenton NJ with the American Arbitration Association for full, final and binding resolution

10. Notices

(MTC) Peter Katevatis Esq. 1235 Folkstone Way, Cherry Hill NJ 08034

(FB)  Frank D. Benick 110 Main Street Flemington NJ. 08822


IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first stated above.


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Frank D. Benick                                     By: Peter Katevatis CEO
                                                    Mediscience Technology corp.



                                  Exhibit A CV



                              FRANK D. BENICK, CPA

CERTIFIED PUBLIC ACCOUNTANT - New Jersey - Since 1974


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                               Pennsylvania - Since 1995
CERTIFIED VALUATION ANALYST - Since 1998

GENERAL SECURITIES REPRESENTATIVE - NASD - Since 2000

LICENSED LIFE & HEALTH INSURANCE PRODUCER - New Jersey - Since 2000

EDUCATION

         Seton Hall University -
         BS in BA - 1971
         Majored in Accounting

EXPERIENCE
    Employed as a Certified Public Accountant/Controller

         J.H, Cohn & .Co. (1971 -1975) Senior Accountant
         Arnper,.Politziner & Mattia (1975 -1977) Senior
         Accountant  Mayfair/Foodtown Supermarkets (1977
         -1983) Controller Gust, Dori,.& Benick (1983 to
         Present) Partner

Certified Public Accountant

      Experience includes, preparation of financial statements (audit, review and compilation), preparation of tax returns (individual, partnership, corporate non-profit, trusts, estates, etc.) and preparation of financial and tax planning for the following industries:

         Manufacturing         Farming                            High Tech
         Retailing             Non-Profit Organization            Real Estate
         Wholesaling           Professional                       Services
         Construction          Financial                          Transportation
         Publishing            Advertising                        Medical

      Also specializing in integrated computerized accounting systems, and installing internal control systems. Represented clients before the Internal Revenue Service on tax examinations.

      Prepared valuations of closely-held business interests for acquisitions, stockholder redemptions and buyouts, matrimonial settlements and estate tax. Have been retained numerous times as an expert in matrimonial and other types of litigation.

      Controlle Experience includes management and supervision of an accounting staff of 50+ for a public firm grossing $350 Million in 1983. Responsibilities included filing of Forms 1Q-Q, 10-K, weekly and monthly financial statements, installation of computer and accounting controls for cash, payroll, invoice payment, gross profit analysis, budgets, etc.

MEMBERSHIPS

American Institute of Certified Public Accountants - AICPA New Jersey Society of Certified Public Accountants

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Former Trustee to the Society and Ethics Committee Private Companies Practice
Section AICPA National Association of Certified Valuation Analysts